UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2008

IMAGE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-11071	84-0685613
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20525 Nordhoff Street, Suite 200, Chatsworth, California	91311
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 407-9100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a supplemental notice, dated January 29, 2008, issued by CT1 Holdings, LLC (“CT1”) to Image Entertainment, Inc. (“Image”) regarding the Output Distribution Agreement, dated as of December 7, 2007 (the “Distribution Agreement”), by and between Image and CT1. Image remains in full compliance with the Distribution Agreement and intends to fully enforce its rights under the Distribution Agreement.

Item 9.01 Financial Statements and Exhibits.

99.1	Supplemental Notice under Output Distribution Agreement sent by CT1 Holdings, LLC to Image Entertainment, Inc., dated January 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

Date: January 31, 2008

By: /s/ Dennis Hohn Cho
Dennis Hohn Cho
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplemental Notice of Output Distribution Agreement sent by CT1 Holdings, LLC to Image Entertainment, Inc., dated January 29, 2008.